UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 13, 2025

DHI Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-33584	20-3179218
(Commission File Number)	(IRS Employer Identification No.)

6465 South Greenwood Plaza, Suite 400, Centennial, Colorado	80111
(Address of Principal Executive Offices)	(Zip Code)

(212) 448-6605

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DHX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.05 Costs Associated with Exit or Disposal Activities

On January 13, 2025, DHI Group, Inc. (the “Company”) announced an organizational restructuring intended to streamline its operations, drive business objectives, and reduce operating costs. This includes a reduction of the Company’s current workforce by approximately 8% primarily by consolidating team structure and mid-level management within product development. The restructuring is expected to generate annual cost savings of approximately $4.0 million to $6.0 million. The savings will begin to be realized immediately subsequent to the restructuring. As a result of the restructuring, the positions of Chief Revenue Officer and Chief Marketing Officer were eliminated.

The Company estimates that it will incur approximately $2.2 million in cash charges related to employee severance and benefits and expects all of the $2.2 million to be future cash expenditures. All charges are expected to be recognized in the first quarter of 2025 while the related cash payments are expected to be substantially completed by the third quarter of 2025.

The actions associated with the organizational restructuring are expected to be substantially complete by February 2025, subject to local law and consultation requirements.

The estimates of the charges and expenditures that the Company expects to incur, as well as the estimated cost savings and the timing thereof, are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual amounts may differ materially from estimates.

In addition, the Company may incur other charges or cash expenditures not currently contemplated due to unanticipated events that may occur in connection with the restructuring.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On January 13, 2025, the Company announced the elimination of the positions of Chief Revenue Officer held by Arie Kanofsky and Chief Marketing Officer held by Amy Heidersbach in accordance with the Company’s intended organizational restructuring. Mr. Kanofsky’s and Ms. Heidersbach’s direct reports, respectively, will be reorganized under appropriate functional positions to drive business objectives.

The Company intends to enter into a General Release with Mr. Kanofsky pursuant to which (i) Mr. Kanofsky will receive severance in the lump sum of $315,000 (less applicable tax withholdings and deductions), be entitled to payment under the Company’s Senior Bonus Plan (subject to its terms and conditions) as well as, pursuant to his employment agreement, accelerated vesting of an aggregate of 47,324 shares of unvested restricted stock and performance-based restricted stock units and (ii) Mr. Kanofsky will receive medical and dental benefits under the Consolidated Omnibus Budget Reconciliation Act ("COBRA") through January 31, 2026, provided, however, that the Company's obligation to provide COBRA benefits to Mr. Kanofsky shall terminate should he become eligible to receive similar benefits prior to January 31, 2026.

The Company intends to enter into a General Release with Ms. Heidersbach pursuant to which (i) Ms. Heidersbach will receive severance in the lump sum of $285,000 (less applicable tax withholdings and deductions), and be entitled to payment under the Company’s Senior Bonus Plan (subject to its terms and conditions) and (ii) Ms.

Heidersbach will receive medical and dental benefits under COBRA through January 31, 2026, provided, however, that the Company's obligation to provide COBRA benefits to Ms. Heidersbach shall terminate should she become eligible to receive similar benefits prior to January 31, 2026.

Item 7.01 Regulation FD Disclosure

On January 13, 2025, the Company issued a press release announcing the organizational restructuring. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained in Item 7.01 of this Current Report on Form 8-K, including the information in Exhibit 99.1 attached to this report, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01 Financial Statements and Exhibits

(a)Exhibits.
EXHIBIT NO.     DESCRIPTION

99.1	Press Release dated January 13, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL)

Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” about the Company’s future expectations, plans, outlook, projections and prospects. Such forward-looking statements can be identified by the use of words such as “should,” “may,” “intends,” “anticipates,” “believes,” “estimates,” “projects,” “forecasts,” “expects,” “plans,” “proposes” and similar expressions. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements about the expected streamlining of the Company’s operations to drive business objectives, the expected reduction in operating costs, the expected cost savings, the expected benefits of and timing of completion of the restructuring and the expected costs and charges of the restructuring. Although the Company believes that the expectations reflected in these forward-looking statements are based on reasonable assumptions, there are a number of risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, among other things, the risk that the restructuring costs and charges may be greater than anticipated; the risk that the Company’s restructuring efforts may adversely affect the Company’s internal programs and the Company’s ability to recruit and retain skilled and motivated personnel, and may be distracting to employees and management; the risk that the Company’s restructuring efforts may negatively impact the Company’s business operations and reputation with or ability to serve customers; the risk that the Company’s restructuring efforts may not generate their intended benefits to the extent or as quickly as anticipated. Readers are urged to carefully review and consider any cautionary statements and other disclosures, including the statements made under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. Forward-looking statements speak only as of the date of the document in which they are contained, and the Company does not undertake any duty to update any forward-looking statements, except as may be required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DHI GROUP, INC.

Date:	January 13, 2025	By: /S/ Art Zeile
Name: Art Zeile
Title: Chief Executive Officer

EXHIBIT INDEX
99.1	Press Release dated January 13, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL)